                                                                   EXHIBIT 10.11
                                                                   -------------

                              HINES NURSERIES, INC.
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 18, 2003 and entered into by and among HINES NURSERIES, INC., a California corporation ("COMPANY"), the financial institutions listed on the signature pages hereof (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), BANK OF AMERICA, N.A. ("BOFA") as syndication agent (in such capacity, "SYNDICATION AGENT"), HARRIS TRUST AND SAVINGS BANK ("HARRIS") as documentation agent (in such capacity, "DOCUMENTATION AGENT"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, f/k/a BANKERS TRUST COMPANY ("DB"), as administrative agent for Lenders (in such capacity, "Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof), and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 26, 1998, by and among Company, Lenders, Syndication Agent, Documentation Agent, and Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 3, 2000, that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 10, 2000 and that certain Third Amendment to Credit Agreement and Consent dated as of February 1, 2002 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Company has requested that the Credit Agreement be amended as provided herein;

                  WHEREAS, the Agent and the Lenders party hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENT TO THE CREDIT AGREEMENT

         1.1      AMENDMENT TO SECTION 1:  DEFINITIONS.
                  -----------------------  ------------

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated EBITDA" therefrom in its entirety and substituting the following therefor:

                  "CONSOLIDATED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) certain adjustments not to exceed in each case the lesser of the amounts actually incurred or the amounts set forth for the periods in the attached Schedule I related to (x) the insolvency and related store closures of K-Mart Corporation, (y) cash severance payments made by Company, and (z) fees and expenses related to the Fourth

Amendment to the Credit Agreement dated as of March 18, 2003; (vii) other non-cash items reducing Consolidated Net Income excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period LESS other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP; PROVIDED, HOWEVER, the portion of Consolidated EBITDA for any applicable period attributable to Subsidiaries of the Company that are not Domestic Subsidiaries shall not exceed 30% of total Consolidated EBITDA for such period and PROVIDED further that for purposes of determining the Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin, and the Commitment Fee Percentage, Consolidated EBITDA shall be determined without any regard to the foregoing clause (vi).

SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

                  A. COMPANY DOCUMENTS. On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

                  1. Signature and incumbency certificates of its officers executing this Amendment; and

                  2. Copies of this Amendment executed by Company and the Credit Support Parties.

                  B. EXECUTION OF AMENDMENT BY LENDERS. On or before the Fourth Amendment Effective Date, Requisite Lenders shall have executed and delivered copies of this Amendment to Agent.

                  C. FEES. On or before the Fourth Amendment Effective Date, Company shall pay to each Lender which executes and delivers this Amendment on or before 5:00 PM New York City time on March 26, 2003 an amendment fee in an amount equal to 0.25% of the aggregate amount of such Lender's Term Loan Exposure and Revolving Loan Exposure under the Credit Agreement (as in effect immediately prior to this Amendment).

                  D. OTHER PROCEEDINGS. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agent, and Agent shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not: (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

                  E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and is the legally valid and binding obligations of Company, enforceable against Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to certain Collateral Documents as amended through the Fourth Amendment Effective Date, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. Each of the Company, Hines Horticulture, Inc., Enviro-Safe Laboratories, Inc., Madison Dearborn Capital Partners, L.P., and Madison Dearborn Capital Partners II, L.P. (collectively, the "CREDIT SUPPORT PARTIES") is a party to certain Guaranties and, except for Madison Dearborn Capital Partners, L.P. and Madison Dearborn Capital Partners II, L.P., Collateral Documents, in each case as amended through the Fourth Amendment Effective Date, pursuant to which such Credit Support Party has (i) guarantied the Obligations and (ii) except for Madison Dearborn Capital Partners, L.P. and Madison Dearborn Capital Partners II, L.P., created Liens in favor of Agent on certain Collateral to secure the obligations of such Credit Support Party under such Guaranty of such Credit Support Party. The Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the

Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.        MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  F. FURTHER ASSURANCES. Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver any additional amendments and related documents that Agent may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           COMPANY:

                                           HINES NURSERIES, INC.


                                           By:      /S/CLAUDIA M. PIEROPAN
                                                    ----------------------------
                                           Title:   CHIEF FINANCIAL OFFICER
                                                    ----------------------------

                      CREDIT SUPPORT PARTIES:

                      HINES HORTICULTURE, INC.


                      By:               /S/CLAUDIA M. PIEROPAN
                                        ----------------------------------------
                      Title:            CHIEF FINANCIAL OFFICER
                                        ----------------------------------------


                      ENVIRO-SAFE LABORATORIES, INC.


                      By:               /S/CLAUDIA M. PIEROPAN
                                        ----------------------------------------
                      Title:            CHIEF FINANCIAL OFFICER
                                        ----------------------------------------


                      MADISON DEARBORN CAPITAL PARTNERS, L.P.

                      By: MADISON DEARBORN PARTNERS, L.P., its General Partner

                      By:  Madison Dearborn Partners, Inc., its General Partner


                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                      MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                      [By: MADISON DEARBORN PARTNERS, L.P., its General Partner

                      By:  Madison Dearborn Partners, Inc., its General Partner]


                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               LENDERS:

                               DEUTSCHE BANK TRUST
                               COMPANY AMERICAS, as a
                               Domestic Lender, Tranche
                               B Term Loan Lender,
                               Agent and Issuing Lender



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               BANK OF AMERICA, N.A., as a Lender and as
                               Syndication Agent




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------




                               BANK OF NOVA SCOTIA, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               CREDIT AGRICOLE INDOSUEZ, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               BLACK DIAMOND, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               BLACK DIAMOND CLO 2001-1 LTD., as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               BLACK DIAMOND CLO 1998-1 LTD., as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               CYPRESSTREE INVESTMENT PARTNERS, LLC, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                               BRANCHES, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               FLEET NATIONAL BANK, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               FRANKLIN FLOAT RATE TRUST, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               HARRIS TRUST AND SAVINGS BANK, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               LASALLE BANK NATIONAL ASSOCIATION, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               MASSACHUSETTS MUTUAL-MAPLEWOOD (CAYMAN) LIMITED, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               MASSACHUSETTS MUTUAL-SIMSBURY CLO, LIMITED, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               MASSACHUSETTS MUTUAL-SAAR HOLDINGS COO, LIMITED, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               PNC BUSINESS CREDIT, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               NATIONAL CITY BANK, as a Lender and as
                               Syndication Agent




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               HARBOURVIEW CDO II LTD., as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               HARBOURVIEW CLO IV LTD., as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               OPPENHEIMER SENIOR FLOATING RATE FUND, as a
                               Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               PPM SPYGLASS FUNDING TRUST, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                               B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               STEIN ROE FLOATING RATE LIMITED LIABILITY
                               COMPANY, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               TORONTO-DOMINION (NEW YORK), INC., as a Lender



                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                               UNION BANK OF CALIFORNIA, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------


                               WELLS FARGO BANK, N.A., as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------



                               BOEING CAPITAL CORPORATION, as a Lender




                               By:      /S/
                                        ----------------------------------------
                               Name:
                                        ----------------------------------------
                               Title:
                                        ----------------------------------------

                                                  SCHEDULE I

                                 ADJUSTMENTS RELATED    ADJUSTMENTS FOR       ADJUSTMENTS FOR
          PERIOD                      TO K-MART        SEVERANCE PAYMENTS     FEES AND EXPENSES   TOTAL ADJUSTMENTS
-------------------------------- -------------------- --------------------- --------------------- -----------------
1st Fiscal Quarter 2002                     $600,000                 - 0 -                 - 0 -          $600,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
2nd Fiscal Quarter 2002                   $1,000,000                 - 0 -                 - 0 -        $1,000,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
3rd Fiscal Quarter 2002                     $875,000                 - 0 -                 - 0 -          $875,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
4th Fiscal Quarter 2002                   $1,235,000              $235,000                 - 0 -        $1,470,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
1st Fiscal Quarter 2003                        - 0 -            $1,600,000              $675,000        $2,275,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
2nd Fiscal Quarter 2003                        - 0 -                 - 0 -                 - 0 -             - 0 -
-------------------------------- -------------------- --------------------- --------------------- -----------------
3rd Fiscal Quarter 2003                     $125,000                 - 0 -                 - 0 -          $125,000
-------------------------------- -------------------- --------------------- --------------------- -----------------
4th Fiscal Quarter 2003                     $125,000                 - 0 -                 - 0 -          $125,000
-------------------------------- -------------------- --------------------- --------------------- -----------------

                                  Shcedule I-1